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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 5, 2003

WEIGHT WATCHERS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or Other Jurisdiction of Incorporation)	000-03389 (Commission File Number)	11-6040273 (IRS Employer Identification No.)
175 Crossways Park West, Woodbury, New York (Address of principal executive offices)		11797-2055 (Zip Code)

Registrant's telephone number, including area code: (516) 390-1400

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

  99.1
  Press Release dated August 5, 2003.

Item 12. Results of Operations and Financial Condition

        The following information, including the text of the press release attached as an exhibit to this Form 8-K, is furnished pursuant to Item 12. Results of Operations and Financial Condition.

        The information contained in this Current Report, including exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained in this Current Report shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

        On August 5, 2003, Weight Watchers International, Inc. issued a press release announcing its financial results for the second quarter 2003 and six months ended June 28, 2003. A copy of the press release is attached hereto as exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WEIGHT WATCHERS INTERNATIONAL, INC.
DATED: August 6, 2003	By:	/s/ ROBERT W. HOLLWEG Name: Robert W. Hollweg Title: Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Description
99.1	Press Release dated August 5, 2003.

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 12. Results of Operations and Financial Condition
SIGNATURE
Exhibit Index